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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 21, 2000, included in Gadzoox Networks, Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this Registration Statement.


/s/  ARTHUR ANDERSEN LLP

San Jose, California

September 13, 2000